Exhibit 99.1

Consent of independent accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-14959, 333-14959-01, 333-14959-02, 333-14959-03, 333-16773, 333-19719, 333-22437, 333-56587, 333-56587-01, 333-56587-02, 333-56587-03, 333-37567, 333-37567-02, 333-37567-03, 333-42807, 333-52826, 333-68500, 333-68500-01, 333-68500-02, 333-68500-03, 333-68500-04, 333-83749, and 333-107207), in the Registration Statements on Form S-8 (Nos. 33-01776, 33-13457, 33-40272, 33-40675, 33-45017, 33-45018, 33-49909, 33-49911, 33-49913, 33-54547, 33-62453, 33-63833, 333-02073, 333-07941, 333-15281, 333-22451, 333-47350, 333-73119, 333-92217, 333-92737, 333-31634, 333-31656, 333-31666 and 333-64476) and in the Registration Statement on Form S-4 (No. 333-112967) of J.P. Morgan Chase & Co. or affiliates of our report dated January 20, 2004 appearing on page 86 of the Form 8-K filed by J.P. Morgan Chase & Co. on March 1, 2004. Our report refers to Bank One’s adoption of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, effective December 31, 2003, and the discontinuance and sale of Bank One’s corporate trust services business in 2003.

/s/ KPMG LLP

Chicago, Illinois March 1, 2004